Item 12 (b).  Exhibits.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:   USAA MUTUAL FUNDS TRUST

         Tax Exempt Long-Term Fund         Tax Exempt Intermediate-Term Fund
         Tax Exempt Short-Term Fund        Tax Exempt Money Market Fund
         California Bond Fund              California Money Market Fund
         New York Bond Fund                New York Money Market Fund
         Virginia Bond Fund                Virginia Money Market Fund
         Florida Tax-Free Income Fund      Florida Tax-Free Money Market Fund


In connection with the Semi-annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2009, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  NOVEMBER 23, 2009                         /S/ CHRISTOPHER W. CLAUS
      -------------------                       ---------------------------
                                                  Christopher W. Claus
                                                  President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:   USAA MUTUAL FUNDS TRUST

         Tax Exempt Long-Term Fund         Tax Exempt Intermediate-Term Fund
         Tax Exempt Short-Term Fund        Tax Exempt Money Market Fund
         California Bond Fund              California Money Market Fund
         New York Bond Fund                New York Money Market Fund
         Virginia Bond Fund                Virginia Money Market Fund
         Florida Tax-Free Income Fund      Florida Tax-Free Money Market Fund

In connection with the Semi-annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2009, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  NOVEMBER 23, 2009                            /S/ ROBERTO GALINDO, JR.
       ------------------                           ------------------------
                                                      Roberto Galindo, Jr.
                                                      Treasurer